Filed Pursuant to Rule 485(b)

Registration No. 2-71299

811-3153

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 183	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 189	☒

RUSSELL INVESTMENT COMPANY

(Exact Name of Registrant as Specified in Charter)

1301 Second Avenue, 18th Floor, Seattle, Washington 98101

(Address of Principal Executive Office) (ZIP Code)

Registrant’s Telephone Number, including area code: 206/505-7877

Mary Beth Rhoden, Associate General Counsel Russell Investment Company 1301 Second Avenue, 18th Floor Seattle, Washington 98101 206-505-4846	John V. O’Hanlon Dechert LLP 200 Clarendon Street, 27th Floor Boston, Massachusetts 02116 617-728-7100

(Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practical after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on , pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☒	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Russell Funds

JULY 27, 2012

Ticker Symbol By Class
Fund	A	C	E	S
Russell Strategic Call Overwriting Fund*	ROWAX	ROWCX	ROWEX	ROWSX

*	The Fund will be available for sale in August.

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

800-787-7354

RISK/RETURN SUMMARY

RUSSELL STRATEGIC CALL OVERWRITING FUND

Investment Objective (Non-Fundamental)

The Fund seeks to provide total return with lower volatility than U.S. equity markets.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 24 and 26, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 16 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%
Other Expenses	0.61%	0.86%	0.86%	0.61%
Total Annual Fund Operating Expenses	1.66%	2.41%	1.66%	1.41%
Less Fee Waivers and Expense Reimbursements	(0.44)%	(0.44)%	(0.44)%	(0.44)%
Net Annual Fund Operating Expenses	1.22%	1.97%	1.22%	0.97%

#	“Other Expenses” are based on estimated amounts for the current fiscal year.

Until February 28, 2014, RIMCo has contractually agreed to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with approval by the Board of Trustees. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares
1 Year	$694	$202	$126	$101
3 Years	$1,029	$711	$482	$404

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is new and has no Shares outstanding, it does not have a portfolio turnover rate at this time.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund invests principally in equity securities economically tied to the U.S., which primarily include common stocks of large and medium capitalization companies. The Fund also writes (sells) index call options and call options on exchange-traded funds (“ETFs”) that track an equity market index. The combination of buying common stocks and selling call options is known as “call overwriting.” The Fund seeks investment results that exceed the total return of and closely correspond to the volatility of the CBOE S&P 500 BuyWrite Index through a combination of returns on equity investments and premiums (cash received) from the sale of index call options. The Fund seeks gains from writing call options and from its equity portfolio and seeks income from dividends on stocks held. The Fund uses multi-factor quantitative models to select stocks (designed to seek to meet or exceed the performance of the S&P 500® Index) and guide its sale of index call options. The Fund may invest in derivatives, including purchasing or selling forwards, futures, options and swaps. The Fund may invest in other investment companies and pooled investment vehicles. The Fund may enter into repurchase agreements. The Fund may also invest in (1) U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and (3) fixed income securities issued or guaranteed by the U.S. government or by any U.S. government agency or instrumentality. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash to the performance of certain markets by purchasing derivatives, which typically include index futures contracts, options and/or swaps. RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, or through the use of various instruments, including futures, options, swaps and short-term investments. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

•

Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIMCo expects. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess the Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Stocks selected using a quantitative analysis can perform differently from the market as a whole. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

•

Derivatives. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

•

Tracking Error Risk. While the Fund’s equity portfolio seeks to meet or exceed the performance of the S&P 500® Index, its returns may not match or achieve a high degree of correlation with the returns of the S&P 500® Index due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.

•

Equity Portfolio Correlation Risk. The effectiveness of the Fund’s index option writing strategy to reduce volatility associated with U.S. equity securities may be reduced if the Fund’s equity portfolio does not perform as expected.

•

Option Writing Risk. The Fund’s call option writing (selling) strategy may limit its opportunity to gain from an increase in the market value of its equity portfolio and, conversely, may not reduce the extent of Fund losses during market declines. When the Fund has written a call option on an ETF that tracks an index and is trading at a premium to its net asset value, the Fund may lose money on its written call option.

•

Quantitative Model Risk. The Fund uses multi-factor quantitative models to select stocks and guide its sale of index call options. Quantitative models may be flawed and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•

Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions, including recent volatility and instability, and events, including natural disasters, in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.

•	Leveraging Risk. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security.

•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.

•

Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.

•

U.S. Corporate Debt Securities Risk. Investments in U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.

•	Yankee Bonds and Yankee CDs. Issuers are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.

•

Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•

Large Redemptions. The Fund may be used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

•

New Fund Risk. The Fund is a new fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Because the Fund is new, performance history and average annual returns for the Fund are not included in this Prospectus. Performance history and average annual returns for the Fund will be included in the Prospectus after the Fund has been in operation for one calendar year.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo.

Portfolio Managers

Richard F. Johnson, Jr., Scott A. Maidel, Karl D. Sahlin and Rafael Zayas have primary responsibility for the management of the Fund. Mr. Johnson, Mr. Maidel, Mr. Sahlin and Mr. Zayas are each a Portfolio Manager and have managed the Fund since the Fund’s inception.

ADDITIONAL INFORMATION

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Class E and Class S Shares of the Fund may only be purchased by specified categories of investors. There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares. The Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Fund’s Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Fund (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Fund’s Prospectus.

Taxes

In general, distributions from the Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to the Fund and its shareholders, please see Additional Information about Taxes in the Fund’s Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Fund’s Prospectus.

MANAGEMENT OF THE FUND

The Fund’s investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. As of December 31, 2011, RIMCo managed over $35 billion in 50 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Fund’s administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIMCo or Russell Financial Services, Inc. (the “Distributor”).

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with research services that it provides to its other clients. The Fund does not compensate Russell for these services.

The Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Fund’s investment adviser, makes investment decisions for the Fund. RFSC, in its capacity as the Fund's administrator, provides or oversees the provision of all administrative services for the Fund. The Fund’s custodian, State Street Bank, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. RFSC, in its capacity as the Fund’s transfer agent, is responsible for maintaining the Fund’s shareholder records and carrying out shareholder transactions. When the Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund.

RIMCo’s employees who manage the Fund (the “RIMCo Managers”) are:

•

Richard F. Johnson, Jr., CFA, Portfolio Manager since May 2010. Prior to joining Russell, Mr. Johnson pursued postgraduate studies at the University of Chicago Booth School of Business from 2009 to 2010. Prior to the University of Chicago, Mr. Johnson worked at Menta Capital from 2007 to 2008, where he managed European and United Kingdom equity long/short market neutral investment strategies. Prior to Menta, Rich co-managed a global macro strategy at Crescat Partners from 2005 to 2007. Mr. Johnson shares primary responsibility for the management of the Russell Strategic Call Overwriting Fund with Scott A. Maidel, Karl D. Sahlin and Rafael Zayas.

•

Scott A. Maidel, CFA, CAIA, FRM, Portfolio Manager since January 2010. Prior to joining Russell, Mr. Maidel was an Associate Director of Global Derivatives Trading at First Quadrant, LP from 2005 to 2010. During this time, Mr. Maidel managed volatility arbitrage and absolute return option overlays and was responsible for implementation of a variety of active derivative overlays. Mr. Maidel shares primary responsibility for the management of the Russell Strategic Call Overwriting Fund with Richard F. Johnson, Jr., Karl D. Sahlin and Rafael Zayas.

•

Karl D. Sahlin, CPA, Portfolio Manager since January 2010. Prior to joining Russell, Mr. Sahlin was in the commercial real estate industry from 2007 to 2009. From 2005 to 2007, Mr. Sahlin was Manager of Portfolio Trading at Russell. Mr. Sahlin shares primary responsibility for the management of the Russell Strategic Call Overwriting Fund with Richard F. Johnson, Jr., Scott A. Maidel and Rafael Zayas.

•

Rafael Zayas, CFA, Portfolio Manager since June 2010. Prior to joining Russell, Mr. Zayas was a Portfolio Manager at BNY Mellon from 2007 to 2009. Mr. Zayas shares primary responsibility for the management of the Russell Strategic Call Overwriting Fund with Richard F. Johnson, Jr., Scott A. Maidel and Karl D. Sahlin.

Please see the Fund’s Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Fund.

The Fund’s advisory fee as a percentage of average daily net assets is: 0.80%.

Cash not needed to gain full market exposure is invested in short-term investments, including an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund. The fees payable by the Fund with respect to the investment of the cash are included in the Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table if they are at least 0.01% of the Fund’s average net assets.

The Fund invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.

A discussion regarding the basis for approval by the Board of Trustees (“Board”) of the investment advisory contract between RIMCo and the Fund will be available in the Fund’s annual report to shareholders covering the period ended October 31, 2012.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The Fund has a non-fundamental investment objective as noted below. A non-fundamental investment objective may be changed by the Board without shareholder approval. If the Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in the Fund’s investment objective, shareholders will be provided with reasonable notice.

The Board may, if it deems appropriate to do so, authorize the liquidation or merger of the Fund without shareholder approval in circumstances where shareholder approval is not otherwise required by the Investment Company Act of 1940. Unless Fund Shares are held in a tax-deferred account, liquidation or merger may result in a taxable event for shareholders of the Fund.

The securities and investment strategies listed below are discretionary, which means that RIMCo may or may not use them. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Fund. The Fund may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Fund.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

RUSSELL STRATEGIC CALL OVERWRITING FUND

Investment Objective (Non-Fundamental)

The Fund seeks to provide total return with lower volatility than U.S. equity markets.

Principal Investment Strategies

The Fund invests principally in equity securities economically tied to the U.S., which primarily include common stocks of large and medium capitalization companies. The Fund also writes (sells) index call options, typically on broad-based securities market indexes. The combination of buying common stocks and selling call options is known as “call overwriting.” The Fund seeks investment results that exceed the total return of and closely correspond to the volatility of the CBOE S&P 500 BuyWrite Index through a combination of returns on equity investments and premiums (cash received) from the sale of index call options. The Fund seeks gains from writing call options and from its equity portfolio and seeks income from dividends on stocks held.

Purchasing Equity Securities

The Fund invests principally in equity securities economically tied to the U.S., which primarily include common stocks of large and medium capitalization companies.

The Fund uses a multi-factor quantitative model to select stocks. The model evaluates the stocks in the Russell 1000® Index and S&P 500® Index to construct a portfolio of large and medium capitalization U.S. stocks. Generally, the model is designed to seek to meet or exceed the performance of the S&P 500® Index. The model considers other factors, such as predicted dividend yield and potential tax implications. However, the Fund’s option strategies may defer the recognition of Fund losses and increase the percentage of Fund income that is characterized as short-term capital gain. RIMCo monitors the performance of the stock portfolio compared to the S&P 500® Index along with other factors and may make adjustments to the Fund’s stock portfolio from time to time.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index and S&P 500® Index or within the capitalization range of the Russell 1000® Index and S&P 500® Index as measured at their most recent reconstitutions. Based on the capitalization range of these indexes at their most recent reconstitutions, the market capitalization of the stocks in which the Fund invests ranges from approximately $1.22 billion to $411 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution.

Equity securities in which the Fund invests include common stocks and equity-equivalent securities or instruments whose values are based on common stocks, such as options (stock or stock index), futures contracts (stock or stock index) and index swaps.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, RIMCo may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country.

Writing Index Call Options

Under normal circumstances, the Fund continuously writes (sells) index call options, typically on broad-based securities market indexes. As the writer of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the writer of the index call option. The Fund may also buy back a call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of buying back the option and the premium received will determine the gain or loss realized by the Fund.

The percentage of the Fund’s portfolio value against which index options are written may vary over time. The Fund writes index call options within a predefined strike range (i.e., the price at which the call option can be exercised by the purchaser) which varies from slightly in-the-money to slightly to moderately out-of-the-money, meaning that option exercise prices may be either higher or lower than the current price level of the index at the time the options are written. The Fund typically writes index call options with weekly and monthly tenors (i.e., the amount of time left until expiration). The Fund uses a multi-factor quantitative model to guide strike and tenor selection. The model considers multiple factors in determining the option strike and tenor. The Fund may also write call options on exchange-traded funds (“ETFs”) that track an equity market index and that replicate or closely replicate the Fund’s stock holdings. In certain high volatility market environments when the quantitative model indicates an increased probability that markets will rise, RIMCo may seek gains from the potential rising market without limiting the Fund’s upside potential by reducing the percentage of the Fund’s portfolio value over which call options are written or writing out of the money call options. In these situations, RIMCo expects that at least 25% of the Fund’s portfolio value will remain overwritten.

Writing index call options is designed to reduce the Fund’s volatility relative to U.S. equity securities and provide the Fund with gains from premiums received. However, writing index call options may reduce the Fund’s ability to gain from increases in the value of its equity securities.

Because the Fund writes index call options in addition to investing in equity securities, the Fund’s volatility over time is likely to be more similar to long-term fixed income securities (fixed income securities with maturities of twenty or more years) and hybrid investments (investments that blend equity and fixed income securities) than to equity securities. By investing principally in equity securities economically tied to the U.S., the Fund is designed to be less vulnerable to interest rate volatility, a risk factor present in both fixed income and hybrid investments. The Fund’s index option writing strategy seeks to reduce the volatility inherent in U.S. equity securities and provide portfolio return diversification over time. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

Additional Principal Investment Strategies

In addition to writing index call options, the Fund may also invest in derivative instruments, including purchasing or selling forward or futures contracts, options on futures contracts, exchange-traded and over-the-counter options, put and call spreads, equity collars (i.e., the simultaneous purchase of a put option and writing of a call option on the same equity security) and equity and index swap agreements. The Fund may utilize derivatives to hedge against fluctuations in equity securities prices, to equitize cash, as described below, or as a substitute for the purchase or sale of equity securities.

The Fund may invest in pooled investment vehicles, including other investment companies. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may invest in (1) U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and (3) fixed income securities issued or guaranteed by the U.S. government or by any U.S. government agency or instrumentality. The Fund may purchase U.S. government obligations on a forward commitment basis. The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or RIMCo has determined the securities to be of comparable quality.

While RIMCo recognizes that a certain level of risk is necessary to achieve the Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including ETFs or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may hold additional cash in connection with its investment strategy. The Fund may increase its cash reserves for risk management purposes or in anticipation of large redemptions resulting from rebalancing by asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to the performance of certain markets by purchasing derivatives (also known as “equitization”), which typically include index futures contracts, options or swaps. This is intended to cause the Fund to perform as though its cash was actually invested in those markets. This exposure may or may not constitute exposure that matches the Russell 1000® Index or S&P 500® Index. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash not needed to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if RIMCo determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, rights, warrants and convertible securities.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

RISKS

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The following table lists the types of principal and non-principal risks the Fund is subject to. Please refer to the discussion following the chart and the Fund’s Statement of Additional Information for a discussion of risks associated with types of securities held by the Fund and the investment practices employed by the Fund.

Fund	Principal Risks	Non-Principal Risks
Russell Strategic Call Overwriting Fund

•Active Management Risk

•Security Selection

•Risk Management

•Equity Securities Risk

•Common Stocks

•Securities of Medium Capitalization Companies

•Quantitative Model Risk

•Tracking Error Risk

•Equity Portfolio Correlation Risk

•Option Writing Risk

•ETF Option Writing Risk

•Fixed Income Securities Risk

•U.S. Corporate Debt Securities Risk

•Government Issued or Guaranteed Securities, U.S. Government Securities

•Yankee Bonds and Yankee CDs

•Repurchase Agreements

•Derivatives (Futures Contracts, Options, Forwards and Swaps)

•Counterparty Risk

•Leveraging Risk

•Securities of Other Investment Companies

•Global Financial Markets Risk

•Large Redemptions

•Cash Management

•New Fund Risk

•Preferred Stocks •Rights, Warrants and Convertible Securities •Depositary Receipts •REITs •Securities Lending •Operational Risk

In order to determine which risks are principal or non-principal risks for the Fund, please refer to the table above.

Active Management Risk

Actively managed investment portfolios are subject to management risk. Despite strategies designed to achieve the Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in the Fund. Investments in the Fund could be lost or the Fund could underperform other investments.

•	Security Selection

The securities or instruments chosen by RIMCo to be in the Fund’s portfolio may not perform as RIMCo expects. Security or instrument selection risk may cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•	Risk Management

There is no guarantee that RIMCo will effectively assess the Fund’s risk factor exposures and it is possible that its judgments regarding the Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. The Fund may also experience relative underperformance if the market rewards certain factor exposures and not others for a period of time. Proprietary and third-party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in the Fund’s portfolio or ineffective adjustments to the Fund’s portfolio characteristics. The models may also be flawed and may cause the Fund to underperform other funds with similar objectives and strategies.

Equity Securities Risk

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Fund may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

•	Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

•	Securities of Medium Capitalization Companies

Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•	Preferred Stocks

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

•	Rights, Warrants and Convertible Securities

Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stock.

Quantitative Model Risk

The Fund uses multi-factor quantitative models to select stocks and guide strike and tenor selection of the index call options it writes. Quantitative models are generally backward-looking or use historical data to generate forecasts which could prove incorrect. Quantitative models may be flawed and may cause the Fund to underperform other funds with similar investment objectives and strategies. Stocks selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. The multi-factor quantitative model used to select stocks utilizes third-party data and models that RIMCo believes to be reliable. However, RIMCo does not guarantee the accuracy of third-party data or models.

Tracking Error Risk

While the Fund’s equity portfolio seeks to meet or exceed the performance of the S&P 500® Index, its returns may not match or achieve a high degree of correlation with the returns of the S&P 500® Index due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.

Equity Portfolio Correlation Risk

The effectiveness of the Fund’s index option writing strategy to reduce volatility associated with U.S. equity securities may be reduced if the performance of the Fund’s equity portfolio does not perform as expected.

Option Writing Risk

Writing call options may limit the Fund’s opportunity to gain from an increase in the market value of its equity portfolio in exchange for up-front cash (the premium) at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. Furthermore, the Fund’s call option writing strategy may not reduce the extent of Fund losses during market declines because the Fund will continue to bear the risk of a decline in the value of its equity portfolio. In a sharply declining market, the Fund will likely also experience sharp declines in its net asset value.

•	ETF Option Writing Risk

The Fund may write call options on ETFs that track an index. The strike price of a call option on an ETF relates to the ETF’s market price. Because ETF shares trade at market prices rather than net asset value (“NAV”), ETF shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When the Fund has written a call option on an ETF that tracks an index and is trading at a premium to its NAV, the Fund may lose money on its written call option because the multi-factor quantitative model that guides the option’s strike price is based on the price of the ETF’s index and not the ETF’s market price.

Fixed Income Securities Risk

Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions; (iii) Company Risk which is the risk that the value of fixed income securities fluctuates in response to the fortunes of individual companies; (iv) Credit and default risk which is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Specific types of fixed income securities are also subject to additional risks which are described below.

•	U.S. Corporate Debt Securities Risk

U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value.

•	Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

•	Repurchase Agreements

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by a Fund not within its control and therefore the realization by a Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Derivatives (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives are typically used as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. The Fund may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, physical commodities or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Investments in a derivative instrument could lose more than the principal amount invested. Also, appropriate derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Fund’s predictions of movements in the direction of the securities, currencies, interest rate or commodities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates, interest rates or commodities prices; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of the Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which the Fund may invest. The Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in the Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the Fund needing to sell holdings at a disadvantageous time. The Fund may also be unable to close out its positions when desired. Investments in derivatives can cause the Fund to be more volatile and can result in significant losses. Certain derivatives have the potential for unlimited loss. Derivatives may also be used for leverage, in which case their use would involve leveraging risk.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, RIMCo may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and options on physical commodities (including certain energy, metals and agricultural products) and economically equivalent over-the-counter (“OTC”) derivatives. The Dodd-Frank Act also requires the CFTC to establish position limits for swap transactions that are economically equivalent to futures or options contracts on physical commodities. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest. With respect to hedging positions, the Fund believes that these trading and positions limits will not have an adverse impact on its hedging strategies. However, it is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of the Fund.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, credit and liquidity enhancements and equity or commodity-linked notes.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities and the use of forward commitment transactions. The use of derivatives may also create leveraging risk. The Fund will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Securities of Other Investment Companies

If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies.

Depositary Receipts

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Fund may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Real Estate Securities

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which the Fund invests, also fluctuates. To the extent that the Fund invests in real estate securities, it is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

•	REITs

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Global Financial Markets Risk

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions, including recent instability and volatility, and events, including natural disasters, in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments.

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations.

Recent instability in the financial markets has led governments across the globe to take a number of unprecedented actions designed to support the financial markets. Future government regulation and/or intervention may also change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt markets and affect the liquidity and value of the Fund’s investments, regardless of whether the Fund has significant exposure to European markets. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect the Fund’s investments in ways that are unforeseeable.

In addition, in the U.S., total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the financial downturn. High levels of national debt may raise concerns that the U.S. government will be unable to pay investors at maturity, may cause declines in currency valuations or prevent the U.S. government from implementing effective fiscal policy. In 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating on the U.S., citing, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Because the Fund may invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by the S&P’s downgrade.

RIMCo will monitor developments in financial markets and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. In addition, RIC has established procedures to value instruments for which market prices may not be readily available.

Large Redemptions

Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before RIMCo would otherwise decide to do so. Large redemptions in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Fund may be used as an investment in asset allocation programs sponsored by certain Financial Intermediaries. The Fund may have a large percentage of its Shares owned through such asset allocation programs. Should a Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in the Fund or the Fund is no longer used as an investment, the Fund could experience large redemptions of its Shares.

Cash Management

The Fund may expose its cash to the performance of certain markets by purchasing derivatives, which typically include index futures contracts, options or swaps. As a result of such cash management strategy, the Fund’s performance tends to correlate more closely to the performance of that market as a whole. This approach increases the Fund’s performance if the particular market rises and reduces the Fund’s performance if the particular market declines. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIMCo may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Securities Lending

If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund. While securities are on loan, the Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that the return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

New Fund Risk

The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

PORTFOLIO TURNOVER

Portfolio turnover measures how frequently securities held by the Fund are bought and sold. Certain investment practices may increase the Fund’s portfolio turnover rate which may result in higher levels of realized gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Brokerage commissions and transaction costs will reduce Fund performance. The annual portfolio turnover rate for the Fund will be shown in the Financial Highlights tables in this Prospectus when it is available.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Fund
Quarterly	April, July, October and December	Russell Strategic Call Overwriting Fund

An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund.

Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of the Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

ADDITIONAL INFORMATION ABOUT TAXES

In general, distributions from the Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by the Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.

If you are an individual investor, a portion of the dividends you receive from the Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

There can be no assurance that any portion of the dividends you receive from the Fund will qualify as qualified dividend income. For taxable years beginning after December 31, 2012, the special rates for qualified dividend income will no longer apply, and such income will be taxed at ordinary income rates.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

The Fund does not make any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity. The Fund’s option strategy may reduce the percentage of Fund distributions that may be treated by investors as long-term capital gains.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning after 2004 and before 2012 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions also apply to corporate investors seeking to claim the deduction. There can be no assurance that any portion of the dividends paid by the Fund will qualify for the corporate dividends-received deduction. You should consult your tax professional with respect to the applicability of these rules.

The Fund makes no representation as to the amount, if any, or variability of the Fund’s capital gains.

Fund distributions and gains from the sale or exchange of Shares will generally be subject to state and local income tax. Non-U.S. investors will generally be subject to U.S. withholding tax and may be subject to U.S. estate taxes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

By law, the Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax advisor concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

Additional information on these and other tax matters relating to the Fund and its shareholders is included in the section entitled “Taxes” in the Fund’s Statement of Additional Information.

Cost Basis Reporting

Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the Internal Revenue Service (“IRS”) for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Fund and not through a Financial Intermediary, RFSC will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of the Fund on each business day on which Shares are offered or redemption orders are tendered. For the Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. The Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is computed by dividing the current value of the Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Fund or an authorized Fund agent. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Fund values portfolio securities according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Fund. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process.

Investments in other investment companies are valued at their net asset value per share, calculated at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other investment companies’ prospectuses.

Ordinarily, the Fund values each portfolio security based on market quotations provided by pricing services or brokers (when permitted by the market value procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Fund’s net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the fair value procedures as the movement of a single major U.S. Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all closed markets combined); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

CHOOSING A CLASS OF SHARES TO BUY

The Fund offers more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Which Class is more beneficial to you depends on the amount and intended length of the investment.

Comparing the Fund’s Classes

Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class A Shares

Initial Sales Charge	Up to 5.75%; reduced, waived or deferred for large purchases and certain investors

Deferred Sales Charge	1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Fund’s Distributor

Annual 12b-1 Fees	0.25% of average daily assets

Annual Shareholder Service Fees	None

Class C Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	0.75% of average daily assets

Annual Shareholder Service Fees	0.25% of average daily assets

Class E Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	None

Annual Shareholder Service Fees	0.25% of average daily assets

Class S Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	None

Annual Shareholder Service Fees	None

FRONT-END SALES CHARGES

Class C, E, and S Shares

Class C, Class E and Class S Shares of the Fund offered in this Prospectus are sold without an initial sales charge.

Class A Shares

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Fund’s distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.

	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 or more	-0-	-0-	1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds (other than the Russell Money Market Fund). However, if your Financial Intermediary was paid a commission by the Fund’s Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Fund’s SAI.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed.

Front-End Sales Charge Waivers. Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for Shares purchased under the following circumstances:

1.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons

2.	Offers of Class A Shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise

3.	Sales to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEPs and SIMPLE-IRAs

4.	Sales to endowments or foundations with $50 million or more in assets

5.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Fund’s Distributor to sell Class A Shares of the Fund and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative

6.	Accounts managed by a member of Russell Investments

7.	Shares purchased through accounts that are part of certain qualified fee-based programs

Moving Between Accounts. Under certain circumstances, you may transfer Class A Shares of the Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:

•	From a non-retirement account to an IRA or other individual retirement account

•	From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, you must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediate family (as defined below):

a.	Accounts held individually or jointly

b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act

c.	IRA accounts and certain single participant retirement plan accounts

d.	Solely controlled business accounts

e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Rights of Accumulation (“ROA”). Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund (other than the Russell Money Market Fund) with your existing holdings of all RIC Funds (other than direct purchases into the Russell Money Market Fund) to determine your current front-end sales charge. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. Your Financial Intermediary may require certain information to verify that the purchase qualifies for the reduced front-end sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of Intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds (other than the Russell Money Market Fund) you intend to make over a 13-month period with the market value of your current RIC Fund holdings (other than the Russell Money Market Fund) to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Fund held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Class A Shares of the Russell Money Market Fund initially purchased without payment of a front-end sales charge will be subject to the applicable front-end sales charge when exchanged into Class A Shares of another RIC Fund. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax advisor for more detailed information.

Reinstatement Privilege. You may reinvest proceeds from a redemption or distribution of Class A Shares (other than money market funds) into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.

Information about sales charges and sale charge waivers is available free of charge, on the Fund’s website at www.russell.com.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Fund’s Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between Class A Shares of the RIC Funds are not subject to a deferred sales charge.

The deferred sales charge may be waived on:

•	Shares sold within 12 months following the death or disability of a shareholder

•	redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70 1/2

•	a systematic withdrawal plan equaling no more than 1% of the account value per any monthly redemption

•	involuntary redemptions

•	redemptions of Class A Shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund offers multiple Classes of Shares in this Prospectus: Class A, Class C, Class E and Class S. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”

Class A Shares participate in the Fund’s Rule 12b-1 distribution plan. Under the distribution plan, Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Fund’s Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Fund, and the distribution fee may cost an investor more than paying other types of sales charges.

Class C Shares participate in the Fund’s Rule 12b-1 distribution plan and in the Fund’s shareholder services plan. Under the distribution plan, the Fund’s Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Fund’s Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Fund’s Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Fund, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E Shares participate in the Fund’s shareholder services plan. Under the shareholder services plan, the Fund’s Class E Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder services fees are paid out of the Fund’s Class E Share assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Fund.

Class S Shares do not participate in either the Fund’s distribution plan or the Fund’s shareholder services plan.

Financial Intermediaries may receive distribution compensation from the Fund’s Distributor with respect to Class A Shares of the Fund pursuant to the Fund’s Rule 12b-1 distribution plan. Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Fund’s Distributor with respect to Class C Shares of the Fund pursuant to the Fund’s Rule 12b-1 distribution plan and the Fund’s shareholder services plan. Financial Intermediaries may receive shareholder services compensation from the Fund’s Distributor with respect to Class E Shares of the Fund pursuant to the Fund’s shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, RIMCo or the Fund’s Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay a portion of costs related to, marketing support, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

RFSC may also make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay a portion of costs related to account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Fund’s Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Fund’s Distributor also offers them a range of complimentary software tools and educational services. The Fund’s Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Fund, the Fund’s Distributor or RIMCo.

ADDITIONAL INFORMATION ABOUT HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class E and Class S Shares may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E and Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;

(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or

(5)	current/retired registered representatives of broker-dealers having sales agreements with the Fund’s Distributor to sell Class E and Class S Shares of the Fund and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

The Fund generally does not have the ability to enforce these limitations on access to Class E and Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E and Class S Shares available to those categories of investors listed above that qualify for access to Class E and Class S Shares. However, the Fund will not knowingly sell Class E and Class S Shares to any investor not meeting one of the foregoing criteria.

There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares of the Fund offered by this Prospectus. However, the Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Fund’s Distributor or the Fund. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Fund (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after the Fund receives your order in proper form (as determined by your Financial Intermediary). The Fund will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries may have cut off times for processing orders to buy Fund Shares prior to market close, please ask your Financial Intermediary what their cut off time is.

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

For Class C, Class E and Class S Shares: All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Purchases will be rejected if a payment does not clear the bank. Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Fund, may settle trades on the third business day following receipt by the Fund of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Fund (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Fund, the Fund or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Foreign Investors: A Financial Intermediary may offer and sell the Fund to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where the Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories. Without the prior approval of the Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of the Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors.

Offering Dates and Times

Purchase orders must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents have entered into agreements with the Fund’s Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Fund. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries. Fund agents and Financial Intermediaries may have earlier purchase order cut off times to allow them to deliver purchase orders to the Fund prior to the Fund’s order transmission cut off time. Please verify your purchase order cut off time with your Financial Intermediary.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Fund.

If your account is held directly with the Fund, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. Contact your Financial Intermediary for further information.

For Class C, Class E and Class S Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program. If you invest directly through the Funds, you may choose to make such regular investments subject to a minimum of $25 per fund.

EXCHANGE PRIVILEGE

How to Exchange Shares

Exchanges Between Funds. Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC on the basis of the current net asset value per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax advisor for more information.

Exchanges Between Classes. Through your Financial Intermediary, you may exchange or convert Shares you own of the Fund for Shares of any other Class of Shares of that Fund on the basis of the current net asset value (except that exchanges into Class A Shares will normally be made at the Public Offering Price) per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Class of Shares.

RFSC believes that an exchange between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax advisor for more information.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class A Shares, exchanges must be made through your Financial Intermediary.

Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in Class C, Class E or Class S Shares, and if you invest through certain Financial Intermediaries, a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds may be offered. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax advisor for more information.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Board has adopted frequent trading policies and procedures which are described below. The Fund will apply these policies uniformly. The Fund discourages frequent purchases and redemptions of Fund Shares by Fund shareholders. The Fund does not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

The Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. The Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents (i.e., RIMCo or RFSC) determine that accepting the order could interfere with the efficient management of the Fund’s portfolio or otherwise not be in the Fund’s best interests.

In the event that the Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Fund. Frequent traders and market-timers should not invest in the Fund. The Fund is intended for long-term investors. The Fund, subject to the limitations described below, takes steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

The Fund monitors for “substantive” round trip trades over a certain dollar threshold that the Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. The Fund permits two substantive round trip trades within a 60 day period.

While the Fund monitors for substantive trades over a certain dollar threshold, the Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIMCo will be permanently revoked.

If the Fund does not have direct access to the shareholder’s account to implement the purchase revocation, the Fund will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the shareholder’s Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Fund may accept an alternate trading restriction reasonably designed to protect the Fund from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Fund from improper trading practices, must be approved by the Fund’s Chief Compliance Officer.

The Fund, through its agents, will use its best efforts to exercise the Fund’s right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Fund, the Fund may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Fund on a Financial Intermediary’s frequent trading polices must be approved by the Fund’s Chief Compliance Officer after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Fund’s policies and procedures.

This policy will not apply to:

•

Transactions in the Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIMCo and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.

•

Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of the Fund’s portfolio or are otherwise not in the Fund’s best interests.

•

Trading associated with asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo and RIMCo has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.

•	Systematic purchase or redemption programs, if available.

In applying the policy on limitations on trading activity, the Fund considers the information available at the time and reserves the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of the Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. With respect to the Fund’s use of hedging strategies to ensure that it is fully invested, maintenance of a higher level of cash balances would not decrease the Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.

Because certain small cap equity securities may be traded infrequently, to the extent that the Fund invests significantly in small cap equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Fund will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Fund has the authority to request and analyze data on shareholders in omnibus accounts and will use its best efforts to enforce the policy described above, there may be limitations on the ability of the Fund to detect and curtail frequent trading practices and the Fund may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent frequent trading, there is no guarantee that the Fund or its agents will be able to identify each such shareholder in an omnibus account or curtail their trading practices.

The Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Fund (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. The Fund will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that the Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries may have cut off times for processing orders to sell Fund shares prior to market close, please ask your Financial Intermediary what their cut off time is.

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class C, Class E or Class S Shares: If you invest through certain Financial Intermediaries, a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis may be offered. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, the Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

For Class C, Class E or Class S Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Fund receives a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after the Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after the Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Fund will always charge a fee when sending an international wire transfer. The Fund reserves the right to charge a fee when sending a domestic wire transfer for redemptions. The Fund does not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class C, Class E or Class S Shares: The Fund requires that written instructions be in proper form and reserves the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Fund to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Fund or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

For Class C, Class E or Class S Shares: The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

In-Kind Exchange of Securities

A Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax advisor.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

Redemption In-Kind

If operationally possible (typically only when the Fund is notified in advance of a large redemption), the Fund may, at its discretion, pay for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. There are also operational limitations on the ability of the Fund to make an in-kind distribution of most non-U.S. securities. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Uncashed Checks

For Class C, Class E or Class S Shares: Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or redemption check, the Fund will act to protect itself and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Fund held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, the Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Fund, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

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FINANCIAL HIGHLIGHTS

No Class A, Class C, Class E or Class S Shares of the Fund were outstanding as of the date of this Prospectus.

When considering an investment in the Fund, do not rely on any information unless it is contained in this Prospectus or in the Fund’s Statement of Additional Information. The Fund has not authorized anyone to add any information or to make any additional statements about the Fund. The Fund may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Fund may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

EXPENSE NOTES

The following notes supplement the Annual Fund Operating Expenses table in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in that table:

If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Fund may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class E Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and Class E Shares, and an administrative fee of up to 0.05% of average daily net assets for all Classes of Shares.

In addition to the advisory and administrative fees payable by the Fund to RIMCo and Russell Fund Services Company (“RFSC”), to the extent that the Fund invests its cash in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo, it will bear indirectly a proportionate share of the Fund’s operating expenses, which include the administrative fee that the Russell U.S. Cash Management Fund pays to RFSC. Cash not needed to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund. The aggregate annual rate of administrative fees payable to RFSC on the cash invested in the Russell U.S. Cash Management Fund is 0.05%.

For more information about the Fund, the following documents are available without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund.

The SAI is incorporated into this Prospectus by reference. You may obtain free copies of the Fund’s SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Fund at:

Russell Investment Company

1301 Second Avenue

18th Floor

Seattle, WA 98101

Telephone: 1-800-787-7354

The Fund’s SAI and annual and semiannual reports to shareholders are available, free of charge, on the Fund’s Web site at www.russell.com.

Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Fund. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Fund’s Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund is available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Distributor: Russell Financial Services, Inc.

Russell Investment Company’s SEC File No. 811-03153

36-08-425

RUSSELL INVESTMENT COMPANY

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

Telephone 1-800-787-7354

STATEMENT OF ADDITIONAL INFORMATION

RUSSELL STRATEGIC CALL OVERWRITING FUND

Non-Fund of Funds

July 27, 2012

Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios, including the Russell Strategic Call Overwriting Fund, which is referred to as the “Fund.” RIC offers Shares of beneficial interest in the Fund in a separate Prospectus.

This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Fund’s Prospectus dated July 27, 2012 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference.

Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.

As of the date of this SAI, RIC is comprised of 42 Funds. This SAI relates to 1 of these Funds. The Fund presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Fund.

Fund	Class A	Class C	Class E	Class S
Russell Strategic Call Overwriting Fund	ROWAX	ROWCX	ROWEX	ROWSX

- i -

- ii -

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. The Fund is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio – a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof.

RIC’s Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. Class E Shares are subject to a shareholder services fee of 0.25%. Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Fund.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Currently, pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Fund and Russell Investment Management Company (“RIMCo”) are not subject to registration or regulation as commodity pool operators under the CEA. However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly affect the availability of these exclusions, and may subject the Fund and certain other Funds, as well as RIMCo, to regulation by the CFTC. The scope of application of these amendments is still uncertain. Prior to the compliance date of the amendments, the Fund may consider steps, such as investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If the Fund operates subject to CFTC regulation, it may incur additional expenses.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.

SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of the Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular class, only Shares of that class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC.

Because the Fund is new, there were no shares outstanding as of the date of this SAI.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIMCo, the Fund’s adviser, or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Fund’s operations by, among other things, meeting with RIC management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Fund’s service providers, including RIMCo, the Fund’s custodian and the Fund’s transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIC’s independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Fund. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Fund while also seeking to provide for the Fund’s continued access to high quality services in the future. The Board of Trustees is required under the 1940 Act to review and approve the Fund’s contract with RIMCo. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.

The Trustees and officers of the Fund also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of some of the Funds. Thus, if the interests of the Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.

The Board of Trustees is currently comprised of eight Trustees, two of whom are interested Trustees. There are six Independent Trustees on the Board, including Kristianne Blake who serves as the Chair of the Board and has since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Fund’s operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers), the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Fund’s senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the CCO and other representatives of the Fund’s senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Fund; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Fund to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Fund, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the number of Funds, the Fund’s share classes and the Fund’s distribution arrangements. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements, (b) RIC’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the Independent Registered Public Accounting Firm’s qualifications and independence, and (d) the performance of RIC’s Independent Registered Public Accounting Firm; (2) to oversee the preparation of an Audit Committee report as required by the Securities and Exchange Commission to be included in RIC’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC’s Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Messrs. Jack R. Thompson and Jonathan Fine, and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2011, the Audit Committee held four meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Fund; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Fund as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Sandra Cavanaugh. For the fiscal year ended October 31, 2011, the Investment Committee held four meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Fund. Currently, the Nominating and Governance Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2011, the Nominating and Governance Committee held one meeting.

RIC paid $934,926 in the aggregate for the fiscal year ended October 31, 2011 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates.

Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 42 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the Independent Trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Fund, the Adviser and various affiliates of the Adviser providing services to the Fund, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Fund.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES

#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees

•    President and CEO RIC and RIF

•    Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•    Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

•    Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

•    May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•    2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)

•    1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				52	None

##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	52	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Fund and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES

Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	52	None

Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	52	• Director, Avista Corp (electric utilities); • Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Jonathan Fine Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	52	None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	52	None

Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Audit Committee, RIC and RIF since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	52	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES

Julie W. Weston Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	52	None

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS

*George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	52	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•    Chief Compliance Officer, RIC

•    Chief Compliance Officer, RIF

•    2005 – 2011 Chief Compliance Officer, RIMCo

•    Chief Compliance Officer, RFSC

•    Chief Compliance Officer, Russell Exchange Traded Funds Trust

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•    President and CEO, RIC and RIF

•    Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.

•    Chairman of the Board, President and CEO, RFSC

•    Director, RIMCo

•    Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•    May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•    2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•    1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•    Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•    Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust

•    Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•    Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

•    1999 to 2010 Assistant Secretary, RIC and RIF

•    Associate General Counsel, FRC

•    Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

•    Secretary and Chief Legal Officer, RIC and RIF

•    Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2011

	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
Daniel P. Connealy	$123,694	$0	$0	$143,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	$125,119	$0	$0	$144,500
Kristianne Blake	$181,531	$0	$0	$208,500
Jonathan Fine	$111,510	$0	$0	$129,000
Raymond P. Tennison, Jr.	$121,514	$0	$0	$140,000
Jack R. Thompson	$109,960	$0	$0	$127,500
Julie W. Weston	$116,260	$0	$0	$134,000
TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson*	$39,260	$0	$0	$41,600
Lee C. Gingrich**	$6,078	$0	$0	$6,933

*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.

**	Effective December 31, 2010, Mr. Gingrich’s term as Trustee Emeritus expired.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Sandra Cavanaugh	None	None
Daniel P. Connealy	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	Over $100,000
Kristianne Blake	None	Over $100,000
Jonathan Fine	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000
Julie W. Weston	None	Over $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None
Paul E. Anderson*	None	None

*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.

OPERATION OF RIC

SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:

Trade Placement Agent	Frank Russell Company

Adviser	Russell Investment Management Company

Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company

Custodian and Portfolio Accountant	State Street Bank and Trust Company

Distributor	Russell Financial Services, Inc.

TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing research and trade placement services to RIC and RIMCo, as described in the Prospectus. Neither RIMCo nor RIC compensates FRC for its services.

FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries.

As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.

FRC is a subsidiary of Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution.

ADVISER. RIMCo provides all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund.

The Fund pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. (See the Prospectus for the Fund’s annual advisory percentage rates.) As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2011, 2010 and 2009.

RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

ADMINISTRATOR. RFSC, with the assistance of RIMCo and FRC, provides the Fund with office space, equipment and the personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by certain third parties such as the custodian.

The Fund pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of the Fund. As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2011, 2010 and 2009.

The Fund generally invests its cash or cash collateral received in securities lending transactions (together, the “Cash Balances”) in either the Russell U.S. Cash Management Fund or the Russell U.S. Cash Collateral Fund, unregistered funds advised by RIMCo and administered by RFSC (the “Cash Management Fund” and the “Cash Collateral Fund,” respectively). RIMCo has waived its 0.05% advisory fee for managing Cash Balances invested in the Cash Management Fund. RIMCo charges a 0.05% advisory fee for managing Cash Balances invested in the Cash Collateral Fund. RFSC charges a 0.05% administrative fee on the Cash Balances invested in the Cash Management Fund and the Cash Collateral Fund.

Current Waivers:

RIMCo has contractually agreed, until February 28, 2014, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the RIC Funds and have primary responsibility for the management of the Fund) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and in some cases participation in a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Compensation is not affected by an increase in Fund assets.

Bonuses for the RIMCo Managers of the RIC Funds are assessed by senior management based on the following:

1.	Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process.

2.	Quantitative measures (fund performance). RIMCo Managers receive a quantitative performance assessment score for the funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a fund that does not have 3 years of performance history. Performance for each fund is equally assessed relative to the fund’s index benchmark and relevant peer group. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). RIMCo Managers may be responsible for one or more funds. These funds and the assessment weighting for each fund is recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.

In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the fund. The RIMCo Manager does not choose the peer group. The peer group assigned by senior management will be composed of a group of funds chosen by senior management that utilize similar investment strategies as the Fund (a “Custom Peer Group”). The market index and peer group averages used to evaluate the performance of the Fund are as follows:

Russell Strategic Call Overwriting Fund	CBOE S&P 500 BuyWrite Index Custom Peer Group

RIMCo Manager evaluations, salary and bonus recommendations are conducted and reviewed by Russell asset class CIOs. Russell’s compensation committee approves salaries and bonuses after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer.

Profit sharing contributions are typically made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives.

RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of funds of Russell Investment Funds selected by the RIMCo Manager.

EQUITY SECURITIES BENEFICIALLY OWNED BY THE RIMCO MANAGERS IN THE FUND

AS OF July 27, 2012

Richard F. Johnson, Jr.	None.
Scott A. Maidel	None.
Karl D. Sahlin	None.
Rafael Zayas	None.

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts and commingled trusts. Russell’s investment process, including its proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines. Specifically, RIMCo Managers make allocation decisions for each portfolio based on a variety of factors relevant to that portfolio.

OTHER ACCOUNTS MANAGED BY THE RIMCO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF June 30, 2012

RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Richard F. Johnson, Jr.	25	$305.0	0	0	0	0	$305.0
Scott A. Maidel	0	0	1	$118.0	4	$13,182.0	$13,300
Karl D. Sahlin	0	0	1	$118.0	7	$7,632.0	$7,750.0
Rafael Zayas	0	0	0	0	0	0	0

DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Fund continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Fund’s assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169.

TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

ORDER PLACEMENT DESIGNEES. Russell Financial Services, Inc. or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of RIC’s Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

CODES OF ETHICS. RIC, RIMCo and Russell Financial Services, Inc. have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of the Fund’s shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIMCo, and Russell Financial Services, Inc. from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.

PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Fund offers multiple classes of Shares, the Fund will also be referred to as “Multiple Class Fund.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of the Multiple Class Fund represent an equal pro rata interest in the underlying assets of the Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of the Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of the Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of the Multiple Class Fund may have a different class designation from another class of the Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

DISTRIBUTION PLANS. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. The Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.

Description of the Distribution Plan for the Multiple Class Fund

In adopting the Distribution Plan for the Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Fund’s principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for the Multiple Class Fund by enabling the Multiple Class Fund to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that the Multiple Class Fund would have.

For the Multiple Class Fund, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.

For the Multiple Class Fund, the Distribution Plan provides that it may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of the Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of the Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of the Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of the Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Fund, the Distribution Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For the Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of the Multiple Class Fund or (ii) a 1940 Act Vote.

Selling Agent Agreements for the Multiple Class Fund

Under the Distribution Plan, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to the Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”

As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2011, 2010 and 2009.

SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Fund. This plan is referred to as the “Service Plan.”

Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of Class C or Class E, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of RIC’s Class C or Class E. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares of Class C or Class E may exceed, on an annual basis, 0.25% of the average daily net asset value of the Fund’s Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to the Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.

As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2011, 2010 and 2009.

FUND EXPENSES. The Fund will pay all its expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Fund are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Fund’s other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to the Fund, the expense is charged to it. Other common expenses are allocated to the Fund based primarily upon its relative net assets.

PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. As described in the Prospectus, the Fund provides you with different classes of shares based upon your individual investment needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

Class A Shares of the Fund

Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows.

The Fund receives the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.

Front-End Sales Charge

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	-0-	-0-	up to 1.00%

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds (other than money market funds). However, if your Financial Intermediary was paid a commission by the Fund’s Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

The Fund’s distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Fund’s distribution plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.

Commissions are paid to Financial Intermediaries on Class A Share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchase up to $4 million, 0.50% on purchases over $4 million to $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.

Sales Charge Waivers and Reductions

Please see the Fund’s Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.

Class C Shares of the Fund

Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Fund’s shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Fund’s Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.

Class E Shares of the Fund

Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Fund’s shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them.

Class S Shares of the Fund

Financial Intermediaries will receive no shareholder services or distribution fees for Class S Shares of the Fund.

MOVING FROM CLASS S TO CLASS A SHARES. You can redeem Class S Shares held in an account that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A Shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S Shares in the fee-based program for at least one year, (c) the purchase of the Class A Shares is part of a series of transactions designed to move you from Class S Shares to Class A Shares of the Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. RFSC believes that an exchange between classes of the Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Class E and Class S Shares of the Fund

Class E and Class S Shares of the Fund may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E or Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;

(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Fund’s Distributor to sell such Class E or Class S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

The Fund generally does not have the ability to enforce these limitations on access to Class E or Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E or Class S Shares available to those categories of investors listed above that qualify for access to Class E or Class S Shares. However, the Fund will not knowingly sell Class E or Class S Shares to any investor not meeting one of the foregoing criteria.

Uncashed Checks. Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or redemption check, the Fund will act to protect itself and you. This may include restricting certain activities in your account until the Fund is sure that they have a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

VALUATION OF FUND SHARES. The net asset value per share of each Class of Shares is calculated separately on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of the Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.

VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Fund values its portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed–income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures.

Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service or broker when the prices are believed to be reliable — that is, when the prices reflect the fair market value of the securities.

Short term securities maturing within 60 days of the valuation date held by the Fund are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The Fund utilizes the amortized cost valuation method in accordance with Rule 2a–7 under the 1940 Act. The money market instruments are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value.

Short-term securities maturing within 60 days at time of purchase held by the Fund are also valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.

PRICING OF SECURITIES. The Fund may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If the Fund holds portfolio securities listed primarily on non-U.S. exchanges, the net asset value of the Fund’s Shares may change on a day when you will not be able to purchase or redeem the Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its Shares.

PORTFOLIO TRANSACTION POLICIES. Generally, equity securities are purchased for the Fund for investment income and/or capital appreciation and not for short–term trading profits. The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if RIMCo determines that holding the security is no longer consistent with the Fund’s investment strategies. The Fund’s writing of index call options is intended to generate short-term trading profit.

Decisions to buy and sell securities for the Fund are made by the RIMCo Managers.

PORTFOLIO TURNOVER RATE. Portfolio turnover measures how frequently securities held by the Fund are bought and sold. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for the Fund generally are primarily attributable to market volatility and/or duration of portfolio investments. As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2011, 2010 and 2009.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.

Disclosure of the Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when the Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of the Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund will also make these reports available on its website, www.russell.com. Disclosure of the Fund’s complete portfolio holdings will be available on the Fund’s website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of the Fund’s top ten portfolio holdings as of the last day of each month will be available on the Fund’s website no later than 15 calendar days after each month end.

Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Fund’s website a statement relating to such event which may include information regarding the Fund’s portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

The Fund may pay for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Prior to making an in-kind distribution, RIMCo will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.

Non-Public Disclosures of Portfolio Holdings Information

RIMCo may periodically distribute lists of applicable investments held by the Fund for the purpose of facilitating management of the Fund’s portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Brown Brothers Harriman, Pace, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and as such may receive monthly, weekly and daily portfolio holdings. RIMCo may periodically distribute a list of the issuers and securities which are covered by its research department as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Fund or identify Fund position sizes.

In addition, the Fund’s custodian generates daily portfolio holdings information in connection with its services to the Fund. Confluence Technologies, Inc. (“CTI”), Glass Lewis & Co. (“Glass Lewis”) and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance reporting services and proxy voting and class action registration services to RIMCo, respectively. CTI, Glass Lewis and RiskMetrics receive daily portfolio holdings information in connection with their services to RIMCo. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

From time to time rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Fund. In order to facilitate the review of the Fund by these rating agencies, the Fund may distribute (or authorize its service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

No compensation or other consideration is paid to the Fund or RIMCo for any non-public disclosure of portfolio holdings information.

Administration of the Portfolio Holdings Disclosure Policies

The Chief Compliance Officer will exercise oversight of disclosures of the Fund’s portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of the Fund are in the best interests of the Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or its principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Fund’s Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Fund’s Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.

Disclosure of the Fund’s portfolio holdings made in accordance with these procedures is authorized by the Fund’s Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Fund’s Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Fund on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

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Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

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In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

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In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.

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Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

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In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies may be assessed on a case-by-case basis.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

To the extent that any shares of the Fund are owned directly by any other RIC Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of the Fund’s shares.

BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made by RIMCo. RIC’s arrangement with RIMCo provides that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo is not obligated to select the broker offering the lowest commission.

Any commission, fee or other remuneration paid to an affiliated broker–dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

In the case of securities traded in the over-the-counter market and depending on where RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

RIMCo may effect portfolio transactions for the Fund’s portfolio with a broker–dealer affiliated with RIMCo.

The Fund effects certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo.

The Fund will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Fund or (ii) to generate commission rebates to the Fund. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Fund, RIMCo may effect transactions with or through Recapture Services and its correspondents or other brokers only to the extent that RIMCo believes that the Fund will receive best execution. In addition, RIMCo recommends targets for the amount of trading though Recapture Services based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the Fund and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Fund may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Fund.

Recapture Services or other brokers may also rebate to the Fund a portion of commissions earned on certain trading by the Fund through Recapture Services and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met.

Recapture Services retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Fund. Trades through Recapture Services and its correspondents are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

BROKERAGE COMMISSIONS. As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2011, 2010 and 2009.

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

The Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of the Fund’s shareholders. If the Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental which means that they may only be changed with the approval of a majority of the Fund’s shareholders. The vote of a majority of the outstanding voting securities of the Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by the Fund without shareholder approval. The Fund’s investment objective is set forth in the Prospectus.

INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply at the time an investment is being made.

Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these requirements unless the Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

The Fund may not:

1.	Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries.

Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.

This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

2.	Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3.	Purchase or sell commodities except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4.	Borrow money, except that the Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. “Industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology.

With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Fund’s industry concentration restrictions.

With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regard to investment restriction 6, above, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Fund may invest without limit in repurchase agreements, dollar rolls and to be announced mortgage-backed securities so long as it abides by its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Fund has received exemptive relief from the SEC to loan money to affiliated investment companies.

With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act.

The Fund is also subject to the following non–fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):

The Fund may not borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.

Under the 1940 Act, the Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if the Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Fund will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

INVESTMENT POLICIES.

The investment objective and principal investment strategies for the Fund are provided in its Prospectus. The following table illustrates the principal and non-principal investments in which the Fund invests. The Fund may not invest in all of the investments listed below. The Fund uses investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo may or may not use them.

Fund	Principal Investments	Non-Principal Investments
Russell Strategic Call Overwriting Fund

Cash and Being Fully Invested

Hedging Strategies

Risk Management

Investment Company Securities and Pooled Investment Vehicles

Debt Instruments

Common Stocks

U.S. Government Obligations

Repurchase Agreements

Corporate Debt Securities

Options, Futures and Other Financial Instruments

Swap Agreements and Swaptions

Forward Commitments

Lending Portfolio Securities Interfund Lending Preferred Stocks Convertible Securities Rights and Warrants REITs Depositary Receipts

The following discussion describes certain investment strategies which the Fund may pursue and certain types of securities in which the Fund may invest as listed in the foregoing table.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.

INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS

Cash and Being Fully Invested. The Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect the Fund’s performance since securities are sold for other than investment reasons. The Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Fund may hold additional cash in connection with its investment strategy. The Fund usually, but not always, pursues a strategy to be fully invested. RIMCo invests the Fund’s cash in short term instruments. In addition to investing in such short term investments, as described below, the Fund may pursue its strategy of usually, but not always, being fully invested by exposing its cash to the performance of appropriate markets by purchasing derivatives, which typically include index futures contracts, options and/or swaps. This is intended to cause the Fund to perform as though its cash was actually invested in those markets. The Fund’s exposure may or may not constitute exposure that matches the Russell 1000® Index or S&P 500® Index. RIMCo may also choose to keep cash uninvested as part of the overall investment strategy. In addition, the Fund may increase its cash reserves or not be fully invested to seek to manage portfolio risk.

Cash not needed to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.

The Cash Management Fund seeks to preserve principal and provide liquidity and current income. The Cash Management Fund invests in a portfolio of high quality U.S. Dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks, commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts, (2) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit, (3) Yankee Bonds, (4) funding agreements, (5) other money market funds, (6) demand notes, (7) repurchase agreements, (8) investment-grade municipal debt obligations, (9) securities issued or guaranteed by the U.S. government or its agencies and (10) asset backed securities. An investment in the Cash Management Fund, like any investment, has risks. The principal risks of investing in the Cash Management Fund are those associated with: active security selection, the ability to maintain a stable $1.00 net asset value, counterparty risk, liquidity risk, market volatility, government intervention in financial markets, possible large redemptions and subscriptions and investing in (1) fixed income securities (including instruments of U.S. and foreign banks and U.S. and foreign corporations), (2) commercial paper (including asset-backed commercial paper), (4) funding agreements, (5) illiquid securities, (6) demand notes and (7) repurchase agreements.

Hedging Strategies. Financial futures contracts may be used by the Fund during or in anticipation of adverse market events. For example: if equity prices were anticipated to fall, financial futures contracts may be sold (short hedge) which would have an effect similar to selling equities, partly offsetting the loss in value of the equity securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Fund may purchase a put and/or sell a call option or an option spread on a stock index or option on a futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option or an option spread on a stock index or an option on a futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash until those balances are invested in equities.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing the Fund to be unable to close out the futures contract thereby affecting the Fund’s hedging strategy.

Lending Portfolio Securities. RIC is a party to an Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which the Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, the Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.

The Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. The Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by the Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.

If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.

The Fund may invest cash collateral received, at its own risk, in (1) direct obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (2) high–quality short–term debt instruments eligible for purchase by Russell Investment Company domestic money market mutual funds, (3) repurchase transactions with certain counterparties or (4) registered or unregistered short-term investment funds advised by RIMCo or third parties. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Amended and Restated Securities Lending Authorization Agreement.

The Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, the Fund must immediately pay the amount of the shortfall to the borrower.

The Fund may not lend portfolio securities in an amount that exceeds 33 1/3% of total fund assets.

Risk Management. As described in the Prospectus, RIMCo may manage Fund assets to manage risk in the Fund’s investment portfolio. While RIMCo recognizes that a certain level of risk is necessary to achieve the Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s objectives and strategies. RIMCo monitors risk using a variety of risk measurements such as tracking error for equity funds and duration for fixed income funds. RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, including exchange traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

Illiquid and Restricted Securities. No more than 15% of the Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.

The Board of Trustees of the Fund has adopted procedures to permit the Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Interfund Lending. All RIC Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). RIC Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. Typically, RIC Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in reduced returns and/or additional borrowing costs.

Investment Company Securities and Pooled Investment Vehicles. The Fund may invest in securities of other open-end or closed-end investment companies. If the Fund invests in other investment companies, shareholders will bear not only its proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies.

Exchange Traded Funds or “ETFs.” The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Fund is subject to a duplicate level of fees if the Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.

Equity Securities

Common Stocks. The Fund may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. The Fund may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. The Fund may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Rights and Warrants. The Fund may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Real Estate Investment Trusts or “REITs.” The Fund may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. The Fund’s investment in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Depositary Receipts. The Fund may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non–objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non–cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Fund may invest in sponsored and unsponsored ADRs.

Debt Instruments

To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the Fund may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed–rate and floating or variable rate U.S. government obligations. The Fund may purchase U.S. government obligations on a forward commitment basis.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. The Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Corporate Debt Securities. The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.

Other Financial Instruments Including Derivatives

Options, Futures and Other Financial Instruments. The Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Options And Futures. The Fund may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with the Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Fund (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting the Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets).

Options On Securities and Indexes. The Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Fund intends to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Fund’s ability to hold illiquid securities.

Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as “cover” for written OTC Options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

The Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. The Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss (long or short–term depending on whether the Fund’s holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, the Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long–term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a liability. The value of an option purchased or written is marked–to–market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.

Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well–conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where the Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts And Options On Futures Contracts. The Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FT-SE 100; and the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

The Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains liquid, segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). The Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options On Securities and Indexes” above.

The Fund may enter into futures contracts and options on futures contracts and equity indexes for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). The Fund may also enter into futures contracts and options on futures contracts and equity indexes for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets.

The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with its investment objective and strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in equity prices that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, the Fund may use futures contracts to create equity exposure for its cash for liquidity purposes or, conversely, to reduce market exposure.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases by the Fund’s futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked to market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.

Limitations On Use Of Futures And Options on Futures Contracts. The Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, the Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated, liquid assets).

When selling a call option on a futures contract, the Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund (or at a higher price if the difference is maintained in segregated, liquid assets).

When selling a put option on a futures contract, the Fund will maintain (and mark–to–market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Fund is limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of the Fund.

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well–conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Swap Agreements and Swaptions. The Fund may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).

The Fund may enter into equity index swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread.

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Fund’s obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

The Fund may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Fund will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund, but it is expected that swap dealers, major market participants and swap Counterparties, including the Fund, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its Counterparties. In particular, new position limits imposed on the Fund or its Counterparties may impact the Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

If the creditworthiness of the Fund’s swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the Counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIMCo uses this technique and is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

The Fund may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition.

Index Swap Agreements. The Fund may enter into index swap agreements to expose cash to markets or to effect investment transactions consistent with the Fund’s investment objective and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Under most swap agreements entered into by the Fund, the parties’ obligations are determined on a “net basis.” Consequently, the Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of the Fund’s portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s net assets.

Forward Commitments. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when–issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a forward commitment or when–issued transaction prior to settlement if it is appropriate to do so and realize short–term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when–issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Additionally, under certain circumstances, the Fund may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to the Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

TAXES

Tax Information for the Fund

Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

If you are an individual investor, a portion of the dividends you receive from the Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains through 2012. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is currently 15%. There can be no assurance that any portion of the Fund’s distributions will be eligible to be treated as qualified dividend income.

Distributions of Capital Gain. The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities and options. Distributions from net short-term capital gain (including short-term gains derived from the Fund’s option strategies) will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. The maximum rate applicable to long-term capital gains is 15% through 2012. After 2012, this maximum rate applicable to long-term capital gains currently is scheduled to increase to 20%.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by the Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the Fund’s tax basis of your shares in the Fund. Any return of capital in excess of your tax basis is taxable as a capital gain.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by the Fund for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If the Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction. There can be no assurance that any portion of the Fund’s distributions will qualify for the corporate dividends-received deduction.

Investment in Complex Securities. The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

In particular, the Fund’s option strategies may result in “straddles” for U.S. federal income tax purposes. The straddle rules may adversely affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, the Fund would not be permitted to deduct currently certain carrying charges and interest expense (including margin) incurred with respect to a straddle position.

The Fund may make one or more elections that are applicable to straddles, in which event the amount, character and timing of the recognition of gains or losses from the affected straddle positions would be determined under rules that vary according to the election(s) made. Certain of these elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after 2004 and before 2012 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United

States for U.S. estate tax purposes. If a non-U.S. investor were to hold an interest of more than 5% in the Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in the Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether withholding is required. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Backup Withholding. By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 28% for calendar year 2012 and is expected to be 31% thereafter.

CREDIT RATING DEFINITIONS

MOODY’S INVESTORS SERVICE, INC. (MOODY’S):

Long-Term Obligation Ratings

Aaa –– Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –– Obligations rated A are considered upper- medium grade- and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess certain speculative characteristics.

Ba –– Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B –– Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –– Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

Long-Term Issue Credit Ratings

AAA –– An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE, INC. (“FITCH”):

Long-Term Ratings Scales

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD — Restricted default

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

•	execution of a coercive debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note to Long-Term Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

SECTOR SPECIFIC CREDIT RATING SERVICES

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

MOODY’S:

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG–1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG–2 — This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG–3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG — This designation denotes speculative credit quality. Debt instruments in this category may lack margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP–1 — Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP–2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP–3 — Speculative capacity to pay principal and interest.

SHORT-TERM RATINGS

MOODY’S:

Prime – 1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime – 2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime – 3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P:

A–1 — A short-term obligation rated “A–1” is the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A–2 — A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A–3 — A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’,and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B–1 — A short-term obligation rated ‘B–1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B–2 — A short-term obligation rated ‘B–2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B–3 — A short-term obligation rated ‘B–3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. — An issuer designated N.R. is not rated.

FITCH:

Short Term Ratings

F1— Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: — Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

FINANCIAL STATEMENTS

Because the Fund has not yet commenced operations, financial information is not available.

APPENDIX

Because the Fund is new, there were no shares outstanding as of the date of this SAI, and thus, no shareholders could be deemed to “control” the Fund due to owning more than 25% of the voting Shares of the Fund. In addition, no shareholders owned 5% or more of any Class of the Fund’s shares.

RUSSELL INVESTMENT COMPANY File No. 2-71299 and 811-03153 1933 Act Post-Effective Amendment No. 183 1940 Act Amendment No. 189

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	1.1	Second Amended and Restated Master Trust Agreement dated October 1, 2008 (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

	1.2	Amendment No. 1 to Second Amended and Restated Master Trust Agreement dated October 24, 2008 (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

	1.3	Form of Amendment No. 2 to Second Amended and Restated Master Trust Agreement dated October 12, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

	1.4	Form of Amendment No. 3 to Second Amended and Restated Master Trust Agreement dated December 8, 2009 (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

	1.5	Amendment No. 4 to Second Amended and Restated Master Trust Agreement dated March 2, 2010 (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

	1.6	Amendment No. 5 to Second Amended and Restated Master Trust Agreement dated May 25, 2010 (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

	1.7	Amendment No. 6 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

	1.8	Amendment No. 7 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

	1.9	Amendment No. 8 to Second Amended and Restated Master Trust Agreement dated December 7, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

	1.10	Amendment No. 9 to Second Amended and Restated Master Trust Agreement dated December 7, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

	1.11	Amendment No. 10 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

	1.12	Amendment No. 11 to Second Amended and Restated Master Trust Agreement dated March 1, 2011 (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

	1.13	Amendment No. 12 to Second Amended and Restated Master Trust Agreement dated January 1, 2012 (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

	1.14	Form of Amendment No. 13 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

	1.15	Amendment No. 14 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 177 dated June 11, 2012)

(b)	1.1	By-Laws of Russell Investment Company dated February 28, 2012 (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

(c)	1.1	Form of Shares of Beneficial Interest for the Equity I, Equity II, Equity III, Fixed Income I, Fixed Income II, International and Money Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.2	Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.3	Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.4	Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

(d)	1.1	Advisory Agreement with Frank Russell Investment Management Company dated January 1, 1999 (incorporated by reference to Item 23(4)(a)(1) filed under Post-Effective Amendment No. 42 dated February 28, 1999)

	1.2	Form of Letter Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds to the Advisory Agreement (incorporated by reference to Item 23(4)(a)(2) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

	1.3	Form of Letter Agreement adding Select Growth Fund and Select Value Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 49 dated October 30, 2000)

	1.4	Form of Letter Agreement adding the Russell Multi-Manager Principal Protected Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

	1.5	Form of Letter Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004)

	1.6	Amendment to Advisory Agreement dated January 1, 2005 (incorporated by reference to Post-Effective Amendment No. 83 dated February 28, 2006)

	1.7	Amendment to the Advisory Agreement dated May 1, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

	1.8	Form of Letter Agreement to the Advisory Agreement adding the Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

	1.9	Form of Letter Agreement adding the Global Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006)

	1.10	Form of Letter Agreement adding the 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and the In Retirement Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

	1.11	Letter Agreement amending and restating Section 6.A of the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

1.12	Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

1.13	Form of Letter Agreement adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.14	Form of Letter Agreement adding the 2055 Strategy Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

1.15	Letter Agreement amending and restating Section 6.A of the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.16	Form of Letter Agreement adding the 2020 Retirement Distribution Fund – A Shares and 2020 Retirement Distribution Fund – S Shares to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

1.17	Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.18	Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

1.19	Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

1.20	Form of Advisory Agreement with Russell Investment Management Company for Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

2.1	Service Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1987 (incorporated by reference to Item 24(b)(5)(b)(1) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.2	Letter Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1989 adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(2) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.3	Amendment No. 1 to Service Agreement dated July 1, 1992 with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Item 24(b)(5)(b)(3) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.4	Letter Agreement dated August 24, 1992 adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(4) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.5	Amendment No. 2 to the Service Agreement dated August 1995 with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(b)(5) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

2.6	Letter Agreement dated March 14, 1996 with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Item 24(b)(5)(b)(7) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

3.1	Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

3.2	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

3.3	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Real Estate Securities Fund, Short Duration Bond Fund and Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

3.4	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class C and S Shares to the Fixed Income I Fund (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

3.5	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

3.6	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class Y Shares to the Real Estate Securities Fund, Emerging Markets Fund, Short Duration Bond Fund, Global Equity Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

3.7	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

3.8	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010)

3.9	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

3.10	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the 2055 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

3.11	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

3.12	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

3.13	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Multi-Strategy Alternative Fund (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

3.14	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

3.15	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

3.16	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 11, 2012)

4.1	Form of Portfolio Management Contract with Money Managers and Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

5.1	Amended and Restated Administrative Agreement with Russell Fund Services Company dated January 1, 2008 (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

5.2	Letter Agreement amending and restating Section 6.A of the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

5.3	Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

5.4	Letter Agreement adding the Russell Global Credit Strategies Fund and Russell Global Infrastructure Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

5.5	Form of Letter Agreement adding the 2055 Strategy Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

5.6	Letter Agreement amending and restating Section 6.A of the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

5.7	Form of Letter Agreement adding the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – Shares to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

5.8	Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

	5.9	Letter Agreement amending and restating Section 6.A of the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

	5.10	Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

	5.11	Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

	5.12	Form of Letter Agreement amending and restating Section 6.A of the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

	5.13	Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

(e)	1.1	Amended and Restated Distribution Agreement with Russell Financial Services, Inc. dated April 21, 2009 (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

	1.2	Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

	1.3	Letter Agreement adding Class A Shares to the Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010)

	1.4	Letter Agreement adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

	1.5	Form of Letter Agreement adding the 2055 Strategy Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

	1.6	Form of Letter Agreement adding the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – S Shares to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

	1.7	Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

	1.8	Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

	1.9	Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

	1.10	Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

	1.11	Form of Letter Agreement adding Class A and Class Y Shares of the Russell U.S. Growth Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 177 dated June 11, 2012)

(f)	1.1	Bonus or Profit Sharing Plans (none)

(g)	1.1	Master Custodian Contract with State Street Bank and Trust Company dated August 25, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

	1.2	Form of Custodian Contract Fee Schedule dated as of January 1, 2009 (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

	1.3	Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

	1.4	Form of Letter Agreement adding the Russell Global Credit Strategies Fund and Russell Global Infrastructure Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

	1.6	Form of Letter Agreement adding the 2055 Strategy Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

	1.7	Form of Letter Agreement adding the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – S Shares to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

	1.8	Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

	1.9	Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

	1.10	Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

	1.11	Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

(h)	1.1	Transfer Agency and Service Agreement dated January 1, 2008 with Russell Investment Company and Russell Fund Services Company (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

	1.2	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

	1.3	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class Y Shares to the Real Estate Securities Fund, Global Equity Fund, Emerging Markets Fund, Short Duration Bond Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

	1.4	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Commodity Strategies Fund (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

	1.5	Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class A Shares to the Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010)

	1.6	Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

1.7	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the 2055 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

1.8	Amendment No. 1 to Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.9	Amendment No. 2 to Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.10	Amendment No. 3 to the Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

1.11	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the 2020 Retirement Distribution Fund – A Shares and the 2020 Retirement Distribution Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011)

1.12	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell U.S Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.13	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Multi-Strategy Alternative Fund (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

1.14	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

1.15	Form of Amendment No. 4 to the Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

1.16	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

1.17	Form of Letter Agreement to the Transfer Agency and Service agreement between Russell Investment Company and Russell Fund Services Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 11, 2012)

2.1	General forms of Frank Russell Investment Management Company’s Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.2	General forms of Frank Russell Investment Management Company’s Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.3	General form of Frank Russell Investment Management Company’s Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.4	General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Item 24(b)(9)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

3.1	Form of Letter Agreements regarding fee waivers and waivers and reimbursements (incorporated by reference to Post-Effective Amendment No. 167 dated February 28, 2012)

3.2	Form of Letter Agreements regarding fee waivers and waivers and reimbursements for the Target Distribution Strategies Funds (incorporated by reference to Post-Effective Amendment No. 172 dated April 27, 2012)

3.3	Letter Agreement regarding expense assumption for the Target Date Series Funds (incorporated by reference to Post-Effective Amendment No. 144 dated December 3, 2010)

3.4	Letter Agreement regarding fee waivers and waivers and reimbursement for the 2021 Retirement Distribution Fund – A Shares and the 2021 Retirement Distribution Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

3.5	Letter Agreement regarding fee waivers and reimbursement for the 2017 Accelerated Distribution Fund – A Shares and the 2027 Extended Distribution Fund – A Shares (incorporated by reference to Post-Effective Amendment No. 162 dated December 7, 2011)

3.6	Form of Letter Agreement regarding fee waivers and reimbursement for the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

3.7	Form of Letter Agreements regarding fee waivers and reimbursement for the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 180 dated June 29, 2012)

3.8	Form of Letter Agreement regarding fee waivers and reimbursement for the Russell Strategic Call Overwriting Fund (filed herewith)

3.9	Form of Letter Agreement regarding fee waivers and reimbursement for the Russell Multi-Strategy Alternative Fund (incorporated y reference to Post-Effective Amendment No. 176 dated June 7, 2012)

4.1	Form of Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

4.2	Form of Russell Multi-Manager Principal Protected Fund Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

6.1	Second Amended and Restated Joint Insurance Agreement dated November 29, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

7.1	Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 131 dated February 5, 2010)

7.2	Amended Schedule B to the Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

7.3	Amendment to Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

7.4	Form of Second Amendment to the Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

7.5	Form of Third Amendment to the Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

7.6	Form of Russell Cayman Commodity Strategies Fund Ltd. Appointment of Agent For Service of Process (incorporated by reference to Post Effective Amendment No. 134 dated March 31, 2010)

7.7	Form of Russell Cayman Multi-Strategy Alternative Fund Ltd. Appointment of Agent For Service of Process (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

	8.1	Agreement and Plan of Reorganization of the Diversified Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

	8.2	Agreement and Plan of Reorganization of the Special Growth Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

	8.3	Agreement and Plan of Reorganization of the Quantitative Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

	8.4	Agreement and Plan of Reorganization of the International Securities Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

	8.5	Agreement and Plan of Reorganization of the Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

	8.6	Agreement and Plan of Reorganization of the 2010 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011)

	8.7	Guarantee Agreement (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

	8.8	Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

	8.9	Form of Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

	8.10	Plan of Liquidation and Dissolution of Sub-Trust of the Russell Flex Equity Fund (Incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

	8.11	Plan of Liquidation and Dissolution of Sub-Trust of the Russell Tax-Managed Global Equity Fund (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

	8.12	Plan of Liquidation and Dissolution of Sub Trust of the 2017 Accelerated Distribution Fund – A Shares, 2027 Extended Distribution Fund – A Shares, 2017 Accelerated Distribution Fund – S Shares and 2027 Extended Distribution Fund – S Shares (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

(i)	1.1	Opinion and Consent of Counsel (filed herewith)

(j)	1.1	Other Opinions – PricewaterhouseCoopers, independent auditors of the Registrant (none)

(k)	1.1	Financial Statements omitted from Item 22 (none)

(l)	1.1	Agreement dated October 5, 1981 related to Initial Capital provided by Frank Russell Company (incorporated by reference to Item 24(b)(13) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

(m)	1.1	Form of Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

	1.2	Form of Rule 12b-1 Distribution Plan for the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

(n)	1.1	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

(p)	Codes of Ethics of the following information advisors and sub-advisors:

	1.1	2100 Xenon Group, LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

	1.2	AEW Capital Management, L.P. (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

	1.3	AQR Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

	1.4	Acorn Derivatives Management Corp. (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

	1.5	AllianceBernstein L.P. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

	1.6	Altrinsic Global Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

	1.7	Arbor Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 162 dayed January 17, 2012)

	1.8	Ark Asset Management Co., Inc. (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

	1.9	Armstrong Shaw Associates Inc. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

	1.10	Arnhold and S. Bleichroeder Advisers, LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

	1.11	Aronson+Johnson+Ortiz, LP (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

	1.12	Arrowstreet Capital, Limited Partnership (incorporated by reference to Post-Effective Amendment No. 162 dated December 7, 2011)

	1.13	Axiom International Investors LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

	1.14	Barclays Global Fund Advisors N.A. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

	1.15	Bear Stearns Asset Management Inc. (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.16	Berkeley Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.17	Blackrock Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.18	BlackRock Financial Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.19	The Boston Company Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.20	Brandywine Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 62 dated December 16, 2002)

1.21	Brigade Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.22	Brookfield Investment Management, Inc.(incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.23	Capital International, Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.24	CapitalWorks International Partners (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.25	Ceredex Value Advisors LLC (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.26	Chartwell Investment Partners (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

1.27	ClariVest Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 148 dated February 11, 2011)

1.28	Cohen & Steers (incorporated by reference to Post-Effective Amendment No. 133 dated March 22, 2010)

1.29	Colchester Global Investors Limited (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.30	Columbus Circle Investors (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.31	Cornerstone Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.32	Credit Suisse Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 134 dated March 31, 2010)

1.33	David J. Greene & Company, LLC (incorporated by reference from Post-Effective Amendment No. 48 dated October 19, 2000)

1.34	Delaware International Advisors Limited (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.35	Delaware Management Company (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.36	Delphi Management, Inc. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.37	del Rey Global Investors, LLC (incorporated by reference to Post-Effective Amendment No. 144 dated December 3, 2010)

1.38	DePrince, Race & Zollo, Inc. (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.39	DDJ Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 145 dated December 10, 2010)

1.40	Drake Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.41	Driehaus Capital Management LLC. (incorporated by reference to Post-Effective Amendment No. 161 dated November 1, 2011)

1.42	EAM Investors, LLC (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

1.43	Equinox Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.44	FAF Advisors (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.45	Falcon Point Capital, LLC (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

1.46	Fidelity International Limited (incorporated by reference to Post-Effective Amendment No. 52 dated March 1, 2001)

1.47	Fidelity Management and Research Company (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.48	First Eagle Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.49	Foreign & Colonial Emerging Markets Limited (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.50	Franklin Portfolio Associates LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.51	Fuller & Thaler Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.52	Galtera N.A. (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.53	Galtere Ltd. (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.54	Gartmore Global Partners (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.55	Geewax, Terker & Company (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.56	Genesis Asset Managers, Ltd. (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.57	GLG Inc. (incorporated by reference to Post-Effective Amendment No. 144 dated December 3, 2010)

1.58	GlobeFlex Capital, L.P. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.59	Goldman Sachs Asset Management (incorporated by reference to Post-Effective Amendment No. 162 dated December 7, 2011)

1.60	Gould Investment Partners LLC (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.61	Harding, Loevner Management, L.P. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.62	Harris Associates, L.P. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.63	Heitman Real Estate Securities LLC (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.64	HSBC Global Asset Management (USA), Inc. (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.65	Huber Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

1.66	Institutional Capital LLC (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.67	INTECH Investment Management LLC (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.68	Iridian Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.69	INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc. (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.70	Jacobs Levy Equity Management, Inc. (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.71	Jefferies Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.72	J.P. Morgan Investment Management, Inc. (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

1.73	JS Asset Management (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.74	Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.75	Lazard Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.76	Lehman Brothers Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.77	John A. Levin & Co., Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.78	Levin Capital Strategies, L.P. (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.79	Lincoln Capital Fixed Income Management Company (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.80	Logan Circle Partners, L.P. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.81	Lord, Abbett &Co. (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

1.82	Macquarie Capital Investment Management LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.83	Marsico Capital Management, LLC (incorporated by reference to Post-Effective amendment No. 141 dated June 29, 2010)

1.84	Marvin & Palmer Associates, Inc. (Amended) (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.85	Mastholm Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.86	Merganser Capital Management LP (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.87	Metropolitan West Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

1.88	MFS Institutional Advisors, Inc. (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010)

1.89	Miller, Anderson & Sherrerd, LLP (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.90	Mondrian Investment Partners Limited (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.91	Montag & Caldwell, Inc. (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.92	Montgomery Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.93	Morgan Stanley Investments, LP (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

1.94	Netols Asset Management, Inc. ( incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.95	Neuberger Berman Management Inc (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

1.96	Next Century Growth Investors, LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.97	Nicholas-Applegate Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.98	Numeric Investors, LLC (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.99	Nuveen Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.100	NWQ Investment Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

1.101	Oaktree Capital Management, L.P. (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.102	Oechsle International Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.103	Omega Advisors (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.104	Pacific Investment Management Company (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

1.105	Palisades Investment Partners, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.106	PanAgora Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.107	Parametric Portfolio Associates (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.108	Peachtree Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.109	PENN Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012)

1.110	Principal Global Investors LLC (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.111	Polaris Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

1.112	Pzena Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.113	Ranger Investment Management, L.P. (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.114	Roxbury Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.115	RREEF America L.L.C. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.116	Russell Investment Group (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012)

1.117	Sands Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.118	Sanders Capital, LLC (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.119	Schneider Capital Management Corporation (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.120	Schroders Capital Management International Limited (incorporated by reference to Post-Effective Amendment No. 55 dated December 21, 2001)

1.121	Security Capital Global Capital Management Group (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.122	Signia Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

1.123	Sirach Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

1.124	Snow Capital Management L.P. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.125	Standish Mellon Asset Management Company LLC (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.126	Stone Harbor Investment Partners LP (incorporated by reference to Post-Effective Amendment No. 145 dated December 10, 2010)

1.127	STW Fixed Income Management Ltd. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.128	Strong Capital Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.129	Suffolk Capital Management Ltd. (incorporated by reference to Post-Effective Amendment No. 133 dated March 22, 2010)

1.130	Summit Creek Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.131	Sustainable Growth Advisers, LP (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.132	Systematic Financial Management, L.P. (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011)

1.133	TCW Asset Management Co. (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.134	TimesSquare Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 47 dated October 19, 2000)

1.135	Tradewinds Global Investors, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

1.136	Transamerica Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.137	T. Rowe Price Group, Inc. (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.138	Turner Investment Partners (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.139	Tygh Capital Management (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.140	UBS Global Asset Management – Americas (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.141	Victoria 1522 Investment, LP (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011)

1.142	Weiss, Peck & Greer, L.L.C. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.143	Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012)

1.144	Wells Capital Management Incorporated (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.145	Westcap Investors (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.146	Western Asset Management Company (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.147	Westpeak Investment Advisors, L.P. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.148	William Blair & Company, LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

Item 29.	Persons Controlled by or Under Common Control with Registrant

None

Item 30.	Indemnification (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

Item 31.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus sections “Management of the Funds” and “The Money Managers,” and the Statement of Additional Information sections “Structure and Governance – Trustees and Officers,” and “Operation of RIC.”

Item 32.	Principal Underwriters

(a)	Russell Investment Funds

(b)

Russell Financial Services, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Financial Services, Inc., their principal business address in each case is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, and positions and offices with the Registrant and Russell Financial Services, Inc. are set forth below:

Name	Positions and Offices with Registrant	Position and Offices with Underwriter
Carla L. Anderson	None	Assistant Secretary
Sandra Cavanaugh	Trustee, President and Chief Executive Officer	Co-President, Chief Executive Officer and Chairman
Greg Gilbert	None	Co-President and Chief Executive Officer
Brian Golob	None	Director
Mary Killgrove	None	Assistant Secretary
Gerry Lillis	None	Director, Relationship Management
Peter G. Moroni	None	Regional Director
Matthew Moss	None	Chief Financial Officer
Debra Ramsey	None	Chief Operating Officer, Private Client Services
Mary Beth Rhoden	Secretary and Chief Legal Officer	Secretary
Lisa Schneider	None	Director, Client Service
Mark E. Swanson	Treasurer, Chief Accounting Officer and CFO	Director
Christy Watanabe	None	Chief Compliance and Anti-Money Laundering Officer
Jean Webber	None	Treasurer

(c)	Inapplicable.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

RIC	RIMCo
Russell Investment Company 1301 Second Avenue, 18th Floor Seattle, Washington 98101	Russell Investment Management Company 1301 Second Avenue 18th Floor Seattle, Washington 98101

RFSC
Russell Fund Services Company 1301 Second Avenue 18th Floor Seattle, Washington 98101

SS	MM
State Street Bank & Trust Company 1200 Crown Colony Drive Crown Colony Office park North Quincy, Massachusetts 02169 CC1-5th Floor North	Money Managers See, Prospectus Section “Money Manager Information” for Names and Addresses

Rule 31a-1

(a)	Records forming basis for financial statements – at principal offices of SS, RIC, RIMCo, and MM for each entity

(b)	RIC Records:
	(1)	SS – Journals, etc.
	(2)	SS – Ledgers, etc.
	(3)	Inapplicable
	(4)	RIC – Corporate charter, etc.
	(5)	MM and RIMCo – Brokerage orders
	(6)	MM and RIMCo – Other portfolio purchase orders
	(7)	SS – Contractual commitments
	(8)	SS and RIC – Trial balances
	(9)	MM and RIMCo – Reasons for brokerage allocations
	(10)	MM and RIMCo – Persons authorizing purchases and sales
	(11)	RIC and MM – Files of advisory material
	(12)	—

(c)	Inapplicable

(d)	RIMCo – Broker-dealer records, to the extent applicable

(e)	Inapplicable

(f)	RIMCo and MM – Investment adviser records

Item 34.	Management Services

None except as described in Parts A and B.

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investment Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933. The Registrant had duly caused this Post Effective Amendment No. 183 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Seattle, and State of Washington, on this 27th day of July, 2012.

RUSSELL INVESTMENT COMPANY
Registrant

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on July 27, 2012.

Signatures	Signatures
/s/ Sandra Cavanaugh	/s/ Mark E. Swanson
Sandra Cavanaugh, Trustee, President	Mark E. Swanson, Treasurer and
And Chief Executive Officer	Chief Accounting Officer

/s/ Thaddas L. Alston	/s/ Kristianne Blake
Thaddas L. Alston, Trustee	Kristianne Blake, Trustee

/s/ Daniel P. Connealy	/s/ Jonathan Fine
Daniel P. Connealy, Trustee	Jonathan Fine, Trustee

/s/ Raymond P. Tennison, Jr.	/s/ Jack R. Thompson
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

/s/ Julie W. Weston
Julie W. Weston, Trustee

RUSSELL INVESTMENT COMPANY

FILE NO. 2-71299

FILE NO. 811-03153

EXHIBITS

Listed in Part C, Item 28

To Post-Effective Amendment No. 183

and Amendment No. 189

to

Registration Statement on Form N-1A

Under

Securities Act of 1933

and

Investment Company Act of 1940

EXHIBIT INDEX

Name of Exhibit	Exhibit Number

Form of Letter Agreement regarding fee waivers and reimbursement for the Russell Strategic Call Overwriting Fund	(h) 3.8

Opinion and Consent of Counsel	(i) 1.1